UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MACQUARIE ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

URGENT NOTICE

DATE

Re: MACQUARIE ETF TRUST

Dear Shareholder:

Recently, we have sent you materials about your investment in the Macquarie ETF Trust and as a Fund shareholder, your voice matters. We have tried unsuccessfully to contact you, whether by mail or phone, regarding a very important matter concerning your investment with the Fund(s). This matter pertains to a time-sensitive initiative for your Fund and its shareholders and your vote is critical to the success of this initiative.

It is very important that we speak with you. Please call toll-free at (800) 431-9645 between 9:00am and 10:00pm ET, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Richard Salus
Senior Vice President and Chief Financial Officer

Macquarie ETF Trust, 100 Independence, 610 Market Street Philadelphia, Pennsylvania 19106-2354
etf.macquarie.com

Date

RE: Macquarie ETF Trust

Dear Valued Shareholder:

We recently sent you information about the upcoming Special Meeting for your Fund scheduled for September 10, 2025. According to our records, you have not yet voted.

The Board believes the proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the proposal.

Please read the Proxy Statement(s) because it has important information. You may download the proxy statement(s) online at: https://vote.proxyonline.com/macquarie/docs/etf2025.pdf.

We are working with EQ Fund Solutions (“EQ”) to manage the voting process. EQ will begin calling shareholders to ensure each Fund receives enough votes on the proposal. To avoid receiving calls on this matter, please vote TODAY so that your vote is recorded prior to the Special Meeting on September 10, 2025.

Voting is fast and easy using one of the options below:

Visit the website on the enclosed proxy card and enter your control number.

Call (800) 431-9645 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.

Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

When you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposal can be found in the Proxy Statement(s). If you have any questions about the proposal, contact your financial advisor, client service representative or EQ at (800) 431-9645.

Thank you in advance for your attention.

Macquarie ETF Trust, 100 Independence, 610 Market Street Philadelphia, Pennsylvania 19106-2354
etf.macquarie.com

Date

RE: Macquarie ETF Trust

Dear Valued Shareholder:

We recently sent you information about the upcoming Special Meeting for your Fund scheduled for September 10, 2025. According to our records, you have not yet voted.

The Board believes the proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the proposal.

Please read the Proxy Statement(s) because it has important information. You may download the proxy statement(s) online at: https://vote.proxyonline.com/macquarie/docs/etf2025.pdf.

We are working with EQ Fund Solutions (“EQ”) to manage the voting process. EQ will begin calling shareholders to ensure each Fund receives enough votes on the proposal. To avoid receiving calls on this matter, please vote TODAY so that your vote is recorded prior to the Special Meeting on September 10, 2025.

Voting is fast and easy using one of the options below:

Visit the website on the enclosed proxy card and enter your control number.

Call (800) 431-9645 extension 21699 to speak with a representative. Representatives are available Monday through Friday 9am to 10pm ET.

Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

When you vote now, you will ensure your shares are represented and we will not contact you further on this issue. Detailed information about the Special Meeting and the proposal can be found in the Proxy Statement(s). If you have any questions about the proposal, contact your financial advisor, client service representative or EQ at (800) 431-9645.

Thank you in advance for your attention.

Macquarie ETF Trust, 100 Independence, 610 Market Street Philadelphia, Pennsylvania 19106-2354
etf.macquarie.com

URGENT NOTICE

Date

Re: Macquarie ETF Trust

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding the Special Meeting of Shareholders for the Macquarie ETF Trust. This matter pertains to a time-sensitive initiative for your Fund and its shareholders for which we need your response

It is particularly important that we speak with you. We recently sent proxy materials for the Special Meeting and are writing to remind you that your proxy vote is important. We ask you to please contact our proxy tabulator EQ Fund Solutions to cast your vote toll-free at (800) 431-9645 between 9:00 am and 10:00 pm ET, Monday through Friday. At the time of the call, please reference the Investor ID in the table below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Richard Salus
Senior Vice President and Chief Financial Officer

Macquarie ETF Trust, 100 Independence, 610 Market Street Philadelphia, Pennsylvania 19106-2354
etf.macquarie.com

IMPORTANT NOTICE

DATE

Re: Macquarie ETF Trust

Dear Shareholder,

We have tried unsuccessfully to contact you, whether by mail or phone, regarding the Joint Special Meeting of Shareholders for the Macquarie ETF Trust.

It is very important that we speak with you. We recently sent proxy materials for the Special Meeting and are writing to remind you that your proxy vote is very important. We ask you to please contact our proxy tabulator EQ Fund Solutions to cast your vote toll-free at (800) 431-9645 between 9:00 am and 10:00 pm ET, Monday through Friday. At the time of the call, please reference the Investor ID in the table below.

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible, as we are in the final stages of this effort. You may also receive a call from our proxy solicitor asking you for your vote. If you would like to be put on our Do Not Call List for this proxy event, please call (800) 431-9645 to speak with an agent.

Thank you in advance for your time. We very much appreciate your vote.

Sincerely,

Richard Salus
Senior Vice President and Chief Financial Officer

Macquarie ETF Trust, 100 Independence, 610 Market Street Philadelphia, Pennsylvania 19106-2354
etf.macquarie.com

Subject line: Nomura Transition: Proxy Vote for Macquarie Fund, Optimum Fund and Macquarie ETF shareholders

In connection with the Nomura transition, there is a proxy solicitation currently underway for the Macquarie Funds, Optimum Funds, and Macquarie ETFs. If you or members of your family have investments in these funds, you should have received a proxy statement and one or more proxy cards in the mail.

Your vote is an important part of the proxy solicitation, as well as a critical piece towards the closing of the pending Nomura acquisition. We encourage you and all shareholders to vote as soon as possible. For each Fund, shareholders are being asked to approve a new investment advisory agreement for the Fund.

We urge you to review the proxy materials and vote your shares. In addition to the voting instructions noted in your proxy statement package, you may also vote your shares by emailing [         ] and including the following information:

•	Your full name

•	Your mailing address

•	How you would like to vote for each Fund in which you invest: For, Against, or Abstain.

Thanks.